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                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                                 FORM 8-K/A


                               CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported):  NOVEMBER 4, 1998
                                                        (OCTOBER 23, 1998)

                            RASTER GRAPHICS, INC.
           (Exact name of registrant as specified in its charter)

                                   0-20933
                          (Commission File Number)

           DELAWARE                                      94-3046090
(State or other jurisdiction of             (I.R.S. Employer Identification No.)
        incorporation)


                            3025 ORCHARD PARKWAY
                             SAN JOSE, CA 95134
           (Address of principal executive offices, with zip code)

                               (408) 232-4000
            (Registrant's telephone number, including area code)



REFERENCE IS MADE TO THE CURRENT REPORT ON FORM 8-K FILED BY THE COMPANY ON OCTOBER 30, 1998. SUCH REPORT IS HEREBY AMENDED BY REPLACING THE LAST PARAGRAPH AT THE END OF ITEM 4.
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     ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     E&Y has furnished a letter addressed to the Commission concerning the information contained in this Form 8-K. A copy of the letter is attached as
Exhibit 16.1 to this Form 8-K.

     ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits

     Exhibit 16.1  Letter from Ernst & Young LLP dated November 2, 1998.
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                                 SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Amendment to the Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


                                        RASTER GRAPHICS, INC.



Date: November 4, 1998                  By:  /s/ Rakesh Kumar
                                           -----------------------------------
                                           RAKESH KUMAR
                                           PRESIDENT AND CHIEF EXECUTIVE OFFICER